                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of On Command Corporation on Form S-3 of our report dated March 3, 2000, appearing in the Annual Report on Form 10-K of On Command Corporation for the year ended December 31, 1999 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP

San Jose, California
March 24, 2000